UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2192

The Dreyfus Third Century Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

The Dreyfus

Third Century Fund, Inc.

SEMIANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
29	Proxy Results
30	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

The Dreyfus Third Century Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semi-annual report for The Dreyfus Third Century Fund, covering the six-month period from June 1, 2009, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun in the United States and worldwide. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion.As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained-but-moderate global expansion in 2010.

The recovering economy has so far had a salutary impact on the U.S. stock market, as stock prices and commodity prices have risen in anticipation of renewed demand from consumers and businesses. However, for most of the reporting period, lower-quality securities led the market’s advance as investors sought bargains in the wake of economic and market turbulence. Only recently have we seen evidence that investors are focusing more intently on longer term fundamentals, suggesting to us that market leadership in 2010 may shift to higher-quality stocks and more seasoned investment managers. As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through November 30, 2009, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2009, The Dreyfus Third Century Fund’s Class A shares produced a total return of 18.08%, Class B shares returned 17.60%, Class C shares returned 17.80%, Class I shares returned 18.40% and Class Z shares returned 18.42%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a total return of 20.49% for the same period.2

During the reporting period, U.S. stocks rallied as economic and market conditions stabilized in the wake of a severe recession and financial crisis. The fund produced lower returns than its benchmark, primarily due to our stock selection strategy in the health care, financials and materials sectors.

The Fund’s Investment Approach

The fund seeks to provide capital growth, with current income as a secondary goal.To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher-ranked securities as potential purchase candidates. We then evaluate potential purchase candidates by industry or sector to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of com-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

panies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Stocks Rebounded in Anticipation of Economic Growth

In the wake of a worldwide banking crisis and recession, investor sentiment already had begun to improve by the start of the reporting period. Aggressive remedial actions by the world’s government and monetary authorities helped repair the credit markets and fueled an economic recovery.

As investors grew more optimistic regarding future business conditions, investment capital flowed out of traditional safe havens and toward financial assets with the potential for higher returns, including stocks. Relatively speculative stocks led the market rally, while high-quality “blue chip” companies generally lagged.

Stock Selection Strategy Weighed on Performance

Although the fund participated in the rally, its relative performance was hindered by our bias toward higher-quality companies with sound business fundamentals and healthy finances. Such stocks generally underperformed their lower-quality counterparts when bargain-hunting investors sought investments that they believed had been punished too severely during the downturn. The fund’s sector allocations had relatively little impact on performance during the reporting period.

Our stock selection strategy proved ineffective in the health care sector, where biotechnology firm Genzyme lost value due to manufacturing problems and delays in regulatory approval of a new drug. Pharmaceutical developers Astrazeneca, Johnson & Johnson and Amgen trailed sector averages as investors sought more aggressive investments. The fund did not own Wyeth Pharmaceuticals or Shering-Plough, but they were acquired later in the reporting period.

The fund’s quality bias also damaged results in the financials sector.The fund did not own Bank of America, Fifth Third Bancorp and SunTrust

Banks, which were damaged by the financial crisis but rebounded strongly during the reporting period. Investment services provider State Street declined due to changes in securities lending rules despite its lack of exposure to troubled credit markets. Trading systems developer Investment Technology Group lost value amid lower trading volumes.

In the materials sector, recycler Schnitzer Steel Industries proved sensitive to falling scrap metal prices, and steelmaker Worthington Industries had little exposure to fast-growing overseas markets. Specialty chemicals producers Praxair and Air Products advanced less than sector averages, and the fund did not own some of the sector’s more economically sensitive companies, such as Dow Chemical.

The fund had more success in the information technology sector, where hardware maker Apple, software giant Microsoft and consulting services provider Accenture, CLA benefited from revived business spending. Among consumer discretionary companies, Priceline.com rallied as consumers sought lower-price travel alternatives, and handbag maker Coach encountered strong sales after launching more affordable products.

Finding Opportunities in Recovering Markets

We recently have seen evidence that investor sentiment may be shifting from lower-quality stocks to companies with sound business fundamentals, including those with sustainable business practices, positive cash flows and low debt levels. We have continued to find numerous opportunities meeting our criteria in the information technology sector, but relatively few in the troubled financials sector.

December 15, 2009

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2009

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 7.60	$ 12.82	$ 11.30	$ 5.31	$ 5.86
Ending value (after expenses)	$1,180.80	$1,176.00	$1,178.00	$1,184.00	$1,184.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 7.03	$ 11.86	$ 10.45	$ 4.91	$ 5.42
Ending value (after expenses)	$1,018.10	$1,013.29	$1,014.69	$1,020.21	$1,019.70

†Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.35% for Class B, 2.07% for Class C, .97% for Class I and 1.07% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS November 30, 2009 (Unaudited)

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—10.4%
Apollo Group, Cl. A	24,700 [a]	1,409,629
Brink’s	44,600	1,002,608
DreamWorks Animation SKG, Cl. A	57,750 [a]	1,932,892
Gap	180,050	3,856,671
Garmin	65,500 [b]	1,957,140
McDonald’s	62,775	3,970,519
Navistar International	29,300 [a]	967,193
Priceline.com	19,025 [a,b]	4,073,633
Staples	76,100	1,774,652
TJX Cos.	81,725	3,136,606
Weight Watchers International	30,100 [b]	833,168
		24,914,711
Consumer Staples—13.7%
Bare Escentuals	46,575 [a]	595,694
Church & Dwight	45,300	2,674,512
Costco Wholesale	77,175	4,623,554
Hansen Natural	49,975 [a,b]	1,747,626
Kimberly-Clark	64,075	4,227,028
PepsiCo	133,550	8,309,481
Procter & Gamble	107,000	6,671,450
SYSCO	68,025	1,839,396
Unilever (NY Shares)	65,850	2,028,839
		32,717,580
Energy—8.0%
EnCana	44,975	2,423,253
ENSCO International	51,025	2,245,100
EOG Resources	22,750	1,967,647
First Solar	8,300 [a,b]	988,613
Nexen	100,275	2,376,517
Noble	68,650	2,835,931
SEACOR Holdings	28,525 [a,b]	2,185,015
Southwestern Energy	44,525 [a]	1,957,319
Talisman Energy	116,625	2,036,273
		19,015,668

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—6.8%
Charles Schwab	125,400	2,298,582
Chubb	43,750	2,193,625
Discover Financial Services	227,125	3,511,352
Goldman Sachs Group	13,725	2,328,583
Investment Technology Group	87,300 [a]	1,593,225
State Street	43,000	1,775,900
Travelers Cos.	46,225	2,421,728
		16,122,995
Health Care—15.0%
Alcon	15,875	2,347,595
Amgen	82,025 [a]	4,622,109
AstraZeneca, ADR	46,025 [b]	2,063,301
Becton, Dickinson & Co.	33,900	2,535,720
Biogen Idec	41,100 [a]	1,929,234
Genzyme	69,950 [a]	3,546,465
Gilead Sciences	65,600 [a]	3,020,880
Humana	45,800 [a]	1,901,158
Johnson & Johnson	99,300	6,240,012
Kinetic Concepts	48,900 [a]	1,648,419
Novartis, ADR	24,675	1,371,930
WellPoint	83,200 [a]	4,495,296
		35,722,119
Industrial—10.4%
3M	51,025	3,951,376
Donaldson	24,725	1,050,812
Dun & Bradstreet	19,925	1,565,906
Emerson Electric	131,075	5,427,816
Equifax	41,575 [b]	1,191,124
Fluor	26,650	1,132,092
Millipore	25,100 [a]	1,709,310
Ryder System	22,650 [b]	918,231
Tyco International	59,025	2,117,227
United Technologies	86,600	5,822,984
		24,886,878
Information Technology—22.2%
Accenture, Cl. A	92,550	3,798,252
Apple	37,875 [a]	7,571,591

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Avnet	48,700 [a]	1,327,075
Cisco Systems	164,975 [a]	3,860,415
EMC	183,975 [a]	3,096,299
Google, Cl. A	9,850 [a]	5,742,550
Intel	66,050	1,268,160
International Business Machines	87,300	11,030,355
National Semiconductor	115,900	1,692,140
QUALCOMM	111,150	5,001,750
Symantec	84,200 [a]	1,494,550
Texas Instruments	206,800	5,229,972
Western Union	98,675	1,820,554
		52,933,663
Materials—2.6%
MeadWestvaco	79,300	2,170,441
Nucor	38,950	1,651,870
Schnitzer Steel Industries, Cl. A	32,900	1,467,998
Worthington Industries	76,600	896,986
		6,187,295
Software—8.0%
CA	81,900	1,809,990
Microsoft	348,900	10,261,149
Oracle	226,375	4,998,360
Sybase	48,400 [a]	1,947,616
		19,017,115
Utilities—2.5%
FPL Group	27,825	1,446,065
Sempra Energy	68,625	3,646,732
WGL Holdings	28,775 [b]	905,837
		5,998,634
Total Common Stocks
(cost $227,193,104)		237,516,658

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $765,000)	765,000 [c]	765,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $9,243,282)	9,243,282 [c]	9,243,282
Total Investments (cost $237,201,386)	103.8%	247,524,940
Liabilities, Less Cash and Receivables	(3.8%)	(9,105,635)
Net Assets	100.0%	238,419,305

ADR—American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan.At November 30, 2009, the total market value of the fund’s securities on loan is $8,975,298 and the total market value of the collateral held by the fund is $9,243,282.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	22.2	Energy	8.0
Health Care	15.0	Financial	6.8
Consumer Staples	13.7	Money Market Investment	4.2
Consumer Discretionary	10.4	Materials	2.6
Industrial	10.4	Utilities	2.5
Software	8.0		103.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,975,298)—Note 1(b):
Unaffiliated issuers				227,193,104	237,516,658
Affiliated issuers				10,008,282	10,008,282
Cash					1,413
Dividends and interest receivable					451,703
Receivable for shares of Common Stock subscribed					88,381
Prepaid expenses					22,302
					248,088,739
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					195,920
Liability for securities on loan—Note 1(b)					9,243,282
Payable for shares of Common Stock redeemed					90,092
Accrued expenses					140,140
					9,669,434
Net Assets ($)					238,419,305
Composition of Net Assets ($):
Paid-in capital					344,026,366
Accumulated undistributed investment income—net					2,494,452
Accumulated net realized gain (loss) on investments					(118,425,067)
Accumulated net unrealized appreciation
(depreciation) on investments					10,323,554
Net Assets ($)					238,419,305

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	13,475,900	732,499	2,788,783	1,508,085	219,914,038
Shares Outstanding	1,611,468	94,552	357,140	176,186	25,735,343
Net Asset Value
Per Share ($)	8.36	7.75	7.81	8.56	8.55

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $11,313 foreign taxes withheld at source):
Unaffiliated issuers	1,971,704
Affiliated issuers	773
Income from securities lending—Note 1(b)	15,005
Total Income	1,987,482
Expenses:
Management fee—Note 3(a)	872,106
Shareholder servicing costs—Note 3(c)	310,018
Professional fees	55,075
Custodian fees—Note 3(c)	23,009
Registration fees	17,587
Distribution fees—Note 3(b)	12,713
Interest expense—Note 2	3,115
Directors’ fees and expenses—Note 3(d)	2,373
Prospectus and shareholders’ reports	1,805
Loan commitment fees—Note 2	223
Miscellaneous	11,830
Total Expenses	1,309,854
Less—reduction in fees due to earnings credits—Note 1(b)	(13,863)
Net Expenses	1,295,991
Investment Income—Net	691,491
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,525,830)
Net unrealized appreciation (depreciation) on investments	43,512,215
Net Realized and Unrealized Gain (Loss) on Investments	36,986,385
Net Increase in Net Assets Resulting from Operations	37,677,876

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2009	Year Ended
	(Unaudited)	May 31, 2009[a]
Operations ($):
Investment income—net	691,491	1,811,031
Net realized gain (loss) on investments	(6,525,830)	(13,415,673)
Net unrealized appreciation
(depreciation) on investments	43,512,215	(82,486,020)
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,677,876	(94,090,662)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(257,011)
Class I Shares	—	(7,671)
Class Z Shares	—	(897,210)
Total Dividends	—	(1,161,892)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,124,358	51,570,509
Class B Shares	3,000	6,255
Class C Shares	864,934	527,760
Class I Shares	464,002	684,796
Class T Shares	—	120,510
Class Z Shares	3,079,095	4,443,423
Dividends reinvested:
Class A Shares	—	254,046
Class I Shares	—	4,256
Class Z Shares	—	855,787
Cost of shares redeemed:
Class A Shares	(32,393,580)	(9,078,299)
Class B Shares	(264,370)	(801,496)
Class C Shares	(266,106)	(537,173)
Class I Shares	(204,944)	(413,969)
Class T Shares	—	(408,144)
Class Z Shares	(10,146,142)	(26,086,506)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(37,739,753)	21,141,755
Total Increase (Decrease) in Net Assets	(61,877)	(74,110,799)
Net Assets ($):
Beginning of Period	238,481,182	312,591,981
End of Period	238,419,305	238,481,182
Undistributed investment income—net	2,494,452	1,802,961

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	November 30, 2009	Year Ended
	(Unaudited)	May 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	147,498	5,874,789
Shares issued for dividends reinvested	—	39,695
Shares redeemed	(4,541,608)	(1,458,773)
Net Increase (Decrease) in Shares Outstanding	(4,394,110)	4,455,711
Class Bb
Shares sold	395	1,025
Shares redeemed	(37,312)	(111,914)
Net Increase (Decrease) in Shares Outstanding	(36,917)	(110,889)
Class C
Shares sold	123,157	84,911
Shares redeemed	(35,557)	(87,864)
Net Increase (Decrease) in Shares Outstanding	87,600	(2,953)
Class I
Shares sold	56,492	83,891
Shares issued for dividends reinvested	—	653
Shares redeemed	(25,208)	(61,484)
Net Increase (Decrease) in Shares Outstanding	31,284	23,060
Class Tc
Shares sold	—	18,438
Shares redeemed	—	(63,136)
Net Increase (Decrease) in Shares Outstanding	—	(44,698)
Class Z
Shares sold	379,332	629,144
Shares issued for dividends reinvested	—	131,239
Shares redeemed	(1,265,099)	(3,604,329)
Net Increase (Decrease) in Shares Outstanding	(885,767)	(2,843,946)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended November 30, 2009, 23,481 Class B shares representing $165,472, were automatically converted to 21,798 Class A shares and during the period ended May 31, 2009, 55,475 Class B shares representing $387,350 were automatically converted to 51,759 Class A shares.
c	On the close of business on February 4, 2009, 24,951 Class T shares representing $148,706 were converted to 24,024 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2009			Year Ended May 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	7.08	9.72	10.05	8.48	8.19	7.93
Investment Operations:
Investment income (loss)—net[a]	.01	.05	.01	.02	(.02)	.00[b]
Net realized and unrealized
gain (loss) on investments	1.27	(2.65)	(.32)	1.55	.31	.26
Total from Investment Operations	1.28	(2.60)	(.31)	1.57	.29	.26
Distributions:
Dividends from
investment income—net	—	(.04)	(.02)	—	—	—
Net asset value, end of period	8.36	7.08	9.72	10.05	8.48	8.19
Total Return (%)[c]	18.08[d]	(26.73)	(3.06)	18.52	3.54	3.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.40[e]	1.31	1.35	1.29	1.25	1.35
Ratio of net expenses
to average net assets	1.39[e]	1.30	1.35[f]	1.29	1.25	1.35[f]
Ratio of net investment income
(loss) to average net assets	.39[e]	.70	.06	.18	(.24)	.05
Portfolio Turnover Rate	29.20[d]	40.27	21.97	22.75	78.54	67.21
Net Assets, end of period
($ x 1,000)	13,476	42,532	15,066	15,411	11,573	11,230

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2009			Year Ended May 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	6.59	9.09	9.45	8.04	7.83	7.64
Investment Operations:
Investment (loss)—net[a]	(.02)	(.03)	(.06)	(.06)	(.09)	(.06)
Net realized and unrealized
gain (loss) on investments	1.18	(2.47)	(.30)	1.47	.30	.25
Total from Investment Operations	1.16	(2.50)	(.36)	1.41	.21	.19
Net asset value, end of period	7.75	6.59	9.09	9.45	8.04	7.83
Total Return (%)[b]	17.60[c]	(27.50)	(3.81)	17.54	2.68	2.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.36[d]	2.28	2.12	2.18	2.06	2.09
Ratio of net expenses
to average net assets	2.35[d]	2.27	2.12[e]	2.18	2.06	2.09[e]
Ratio of net investment (loss)
to average net assets	(.65)[d]	(.49)	(.74)	(.77)	(1.09)	(.74)
Portfolio Turnover Rate	29.20[c]	40.27	21.97	22.75	78.54	67.21
Net Assets, end of period
($ x 1,000)	732	867	2,202	4,762	9,415	15,503

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
November 30, 2009			Year Ended May 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	6.63	9.13	9.48	8.06	7.84	7.65
Investment Operations:
Investment (loss)—net[a]	(.01)	(.02)	(.06)	(.05)	(.08)	(.05)
Net realized and unrealized
gain (loss) on investments	1.19	(2.48)	(.29)	1.47	.30	.24
Total from Investment Operations	1.18	(2.50)	(.35)	1.42	.22	.19
Net asset value, end of period	7.81	6.63	9.13	9.48	8.06	7.84
Total Return (%)[b]	17.80[c]	(27.38)	(3.69)	17.62	2.81	2.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08[d]	2.14	2.01	2.00	2.02	2.07
Ratio of net expenses
to average net assets	2.07[d]	2.14[e]	2.00	2.00	2.02	2.07[e]
Ratio of net investment
(loss) to average net assets	(.37)[d]	(.29)	(.60)	(.53)	(1.03)	(.72)
Portfolio Turnover Rate	29.20[c]	40.27	21.97	22.75	78.54	67.21
Net Assets, end of period
($ x 1,000)	2,789	1,788	2,487	3,538	2,745	3,156

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2009			Year Ended May 31,
Class I Shares	(Unaudited)	2009	2008[a]	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	7.23	9.90	10.23	8.60	8.28	8.06
Investment Operations:
Investment income—net[b]	.03	.07	.05	.05	.06	.06
Net realized and unrealized
gain (loss) on investments	1.30	(2.69)	(.32)	1.58	.31	.16
Total from Investment Operations	1.33	(2.62)	(.27)	1.63	.37	.22
Distributions:
Dividends from
investment income—net	—	(.05)	(.06)	—	(.05)	—
Net asset value, end of period	8.56	7.23	9.90	10.23	8.60	8.28
Total Return (%)	18.40[c]	(26.47)	(2.65)	18.95	4.45	2.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99[d]	.95	.94	.87	.84	.83
Ratio of net expenses
to average net assets	.97[d]	.95[e]	.94[e]	.87	.84	.83[e]
Ratio of net investment income
to average net assets	.75[d]	.92	.51	.58	.66	.80
Portfolio Turnover Rate	29.20[c]	40.27	21.97	22.75	78.54	67.21
Net Assets, end of period
($ x 1,000)	1,508	1,048	1,206	712	653	977

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
November 30, 2009			Year Ended May 31,
Class Z Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	7.22	9.88	10.21	8.59	8.31	8.02
Investment Operations:
Investment income (loss)—net[a]	.03	.05	.04	.04	(.00)[b]	.03
Net realized and unrealized
gain (loss) on investments	1.30	(2.68)	(.33)	1.58	.31	.26
Total from Investment Operations	1.33	(2.63)	(.29)	1.62	.31	.29
Distributions:
Dividends from
investment income—net	—	(.03)	(.04)	—	(.03)	—
Net asset value, end of period	8.55	7.22	9.88	10.21	8.59	8.31
Total Return (%)	18.42[c]	(26.56)	(2.82)	18.86	3.74	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08[d]	1.11	1.01	1.02	1.04	1.02
Ratio of net expenses
to average net assets	1.07[d]	1.10	1.00	1.02	1.04	1.02[e]
Ratio of net investment income
(loss) to average net assets	.63[d]	.73	.40	.43	(.05)	.34
Portfolio Turnover Rate	29.20[c]	40.27	21.97	22.75	78.54	67.21
Net Assets, end of period
($ x 1,000)	219,914	192,247	291,213	334,808	331,203	399,440

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class Z shares are not available for new accounts and bear a shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”)

recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

Level 1—	Level 2—Other	Level 3—
Unadjusted	Significant	Significant
Quoted	Observable	Unobservable
Prices	Inputs	Inputs	Total

Assets ($) Investments in Securities: Equity Securities—

Domestic†	222,868,950	—	—	222,868,950
Equity Securities—
Foreign†	14,647,708	—	—	14,647,708
Mutual Funds	10,008,282	—	—	10,008,282

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2009, The Bank of New York Mellon earned $6,431 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $94,824,157 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2009. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2009 was as follows: ordinary income $1,161,892. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A. was increased to $215 million and effective December 10, 2009, was further increased to $225 million.The fund continues participation in the $300 million unsecured credit facility provided by The Bank of New York Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2009, was approximately $408,400 with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to the management agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2009, there was no expense reimbursement pursuant to the Agreement.

During the period ended November 30, 2009, the Distributor retained $1,379 from commissions earned on sales of the fund’s Class A shares and $853 and $1,315 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended November 30, 2009, Class B and Class C shares were charged $3,017 and $9,696, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2009, Class A, Class B and Class C shares were charged $24,441, $1,006 and $3,232, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2009, Class Z shares were charged $93,335 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $70,755 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $13,863 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $23,009 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $148,582, Rule 12b-1 distribution plan fees $2,195, shareholder services plan fees $9,036, custodian fees $5,637, chief compliance officer fees $4,454 and transfer agency per account fees $26,016.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2009, amounted to $67,543,950 and $103,201,010, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended November 30, 2009. These disclosures did not impact the notes to the financial statements.

At November 30, 2009, accumulated net unrealized appreciation on investments was $10,323,554, consisting of $25,000,318 gross unrealized appreciation and $14,676,764 gross unrealized depreciation.

At November 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the increase in the Citibank, N.A. Facility to $225 million as noted in Note 2.

PROXY RESULTS (Unaudited)

DreyfusThird Century Fund, Inc. held a special meeting of shareholders on October 9, 2009.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect Board Members:
Joseph S. DiMartino†	11,174,903		1,030,310
Nathan Leventhal†	11,207,830		997,383
Benaree Pratt Wiley†	11,237,455		967,759

†Each of the above noted Board members were duly elected by shareholders at the Fund’s October 9, 2009 Shareholder meeting. Joseph S. DiMartino was an existing Board member previously having been elected by the Fund’s Board. In addition, Clifford L.Alexander, Jr., David W. Burke,Whitney I. Gerard and George L. Perry continue as Board members of the fund.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund’s Management Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap core funds and to a larger universe of funds, consisting of all retail and institutional large-cap core funds, each of which are not required to use one or more social screens when choosing securities for the funds’ portfolios (“Performance Group I” and “Performance Universe I”, respectively) and to a group of funds and to a larger universe of funds from different categories, each of which are required to use one or more social screens when choosing securities for the funds’ portfolios (“Performance Group II” and “Performance Universe II,” respectively). The fund’s portfolio manager uses social screens when choosing securities for the fund’s portfolio, as described in the fund’s prospectus. Each Performance Group and Performance Universe was selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select each Performance Group and Performance Universe, as well as each Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that the fund’s total return performance was above the medians for each Performance Group and Performance Universe for the reported periods, except for the 5-year period of each Performance Universe and the 4- and 5-year periods of Performance Group II and in each case the fund’s performance was below the medians. The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the last ten calendar years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds and a broader group of funds that were selected by Lipper and are not required to use one or more social screens when choosing securities for the funds’

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

portfolios (“Expense Group I” and “Expense Universe I,” respectively) and with a group of funds and a broader group of funds that were selected by Lipper and use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group II” and “Expense Universe II,” respectively). The Board members noted that the fund’s contractual and actual management fees and expense ratio were at or higher than the Expense Group I and Expense Universe I medians. In addition, the Board noted that the fund’s actual management fees and expense ratio were at or lower than the Expense Group II and Expense Universe II medians, and that the fund’s contractual management fee was higher than the Expense Group II median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Funds”), noting that none of the Similar Funds were required to use social screens when choosing securities for their portfolios. Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with substantially similar investment objectives, policies and strategies as the fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances applicable to the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager were adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that mater- ial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:	/s/ Bradley J.Skapyak
Bradley J.Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J.Skapyak
Bradley J.Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	January 19, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)